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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 24, 2007

                                IBT BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                                    MICHIGAN
                 (State or other jurisdiction of incorporation)

                 0-18415                                   38-2830092
         (Commission File Number)              (IRS Employer Identification No.)

200 East Broadway, Mt. Pleasant, Michigan                    48858
 (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (989) 772-9471

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     Previously on August 21, 2007, IBT Bancorp, Inc. ("IBT"), a Michigan corporation, and Greenville Community Financial Corporation ("GCFC"), a Michigan corporation, entered into an Agreement and Plan of Merger (the "Merger Agreement"). Under the terms of the Merger Agreement, GCFC will be merged with and into IBT (the "Merger"). IBT expects that simultaneously with the consummation of the Merger, Greenville Community Bank, a wholly-owned subsidiary of GCFC, would be merged with and into Isabella Bank and Trust, a wholly-owned subsidiary of IBT.

     On September 24, 2007, IBT and GCFC entered into a First Amendment to the previously executed Merger Agreement. Pursuant to the amendment, the exchange ratio and merger consideration have been revised to provide that in the Merger, GCFC shareholders shall receive .6659 of a share of IBT common stock and $14.70 of cash for each of their shares of GCFC common stock. Prior to the Amendment, the Merger Agreement provided that a GCFC shareholder would receive one share of IBT common stock for each share of GCFC common stock he or she held. The total consideration value for the Merger, which remains unchanged under the First Amendment, is estimated to be approximately $34,000,000.

     The foregoing description of the First Amendment to the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the First Amendment, attached to this Current Report as Exhibit 2.1 and is incorporated into this item by reference.

ITEM 8.01 OTHER EVENTS

     In conjunction with the transaction discussed in Item 1.01 above, IBT and GCFC each issued a letter to their respective shareholders. The letters are included as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (d)  Exhibits:

Exhibit
  No.     Description
-------   -----------
2.1       First Amendment to Agreement and Plan of Merger
99.1      IBT Shareholder letter
99.2      GCFC Shareholder letter

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        IBT BANCORP INC.


Dated: September 28, 2007               By: /s/ Dennis P. Angner
                                            ------------------------------------
                                            Dennis P. Angner, President and
                                            Chief Executive Officer

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                                INDEX TO EXHIBITS

EXHIBIT
 NUMBER   DESCRIPTION
-------   -----------
2.1       First Amendment to Agreement and Plan of Merger
99.1      IBT Shareholder letter
99.2      GCFC Shareholder letter